Exhibit 10.7


                               INDEMNITY AGREEMENT

     This Indemnity Agreement (the "Indemnity Agreement"), dated as of December 20, 1996, made by and between Indianapolis Power & Light Company (the "Originator") and the Agent (as defined below) for the benefit of the Beneficiaries (as defined below);

                              W I T N E S S E T H:

     WHEREAS, IPL Funding Corporation (the "Seller") has entered into a Receivables Sale Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the "Receivables Sale Agreement") by and among the Seller, ABN AMRO Bank N.V. as provider of the program letter of credit (the "Program LOC Provider"), the liquidity providers from time to time party thereto (the "Liquidity Providers"), Windmill Funding Corporation ("Windmill" and, together with the Liquidity Providers and the Program LOG Provider, the "Purchasers") and ABN AMRO Bank N.V., as agent for the Purchasers (in such capacity, the "Agent") (terms used herein and not otherwise defined herein having the respective meanings ascribed thereto in the Receivables Sale Agreement);

     WHEREAS, the Originator directly or indirectly owns all equity interests in the Seller; and

     WHEREAS, in order to induce the Agent and the Purchasers to enter into the Receivables Sale Agreement and in consideration therefor, the Originator is willing to make certain representations, warranties and covenants as hereinafter set forth and to indemnify the Agent for the benefit of the Agent on its own behalf, the Purchasers and any other Person to whom any amounts are owed under or in connection with the Receivables Sale Agreement (collectively, the "Beneficiaries") against certain liabilities as hereinafter described;

     NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                 INDEMNIFICATION

     Section 1.1. Indemnities. Without limiting any other rights that any Beneficiary may otherwise have hereunder or under applicable law, the Originator shall pay, and shall indemnify on an after-Tax basis each Beneficiary for, any and all damages, losses, claims, liabilities, penalties, Taxes, costs and expenses (collectively, the "Indemnified Losses") arising out of or otherwise relating to any Transaction Document, the transactions contemplated thereby or the acquisition of any portion of the Sold Interest, excluding only Indemnified Losses to the extent (a) a final judgment of a court of competent jurisdiction holds such Indemnified Losses resulted solely from gross negligence or willful misconduct of the Beneficiary seeking indemnification, (b) solely due to the credit risk of an Obligor and for which reimbursement would constitute recourse for uncollectible Receivab1e~ or (c) such Indemnified Losses include Taxes on, or measured by, the overall net income of the Agent or any Purchaser computed in accordance with the Intended Tax Characterization; provided, however, that nothing contained in this sentence shall limit the liability of the Originator or limit the recourse of any Beneficiary to the Originator for any amounts otherwise specifically provided to be paid by the Originator hereunder. Without limiting the foregoing indemnification, the Originator shall indemnify each Beneficiary for Indemnified Losses (including losses in respect of uncollectible Receivables, regardless for these specific matters whether reimbursement therefor would constitute recourse to the Seller or the Collection Agent, but otherwise subject to the limitations in clauses (a) - (c) of the preceding sentence) relating to or resulting from:

          (a) any representation or warranty made by the Originator, the Seller or the Collection Agent (or any employee or agent of the Originator, the Seller or the Collection Agent) under or in connection with any of the Transaction Documents, any Periodic Report or any other information or report delivered by the Originator, the Seller or the Collection Agent pursuant thereto having been false or incorrect in any material respect when made or deemed made;

          (b) the failure by the Originator, the Seller or the Collection Agent to comply with any applicable law, rule or regulation related to any Receivable, or the nonconformity of any Receivable with any such applicable law, rule or regulation;

          (c) the failure of the Seller to vest and maintain vested in the Agent, for the benefit of the Purchasers, a perfected ownership or security interest in the Sold Interest and the property conveyed pursuant to Section 1.1(e) and Section 1.8 of the Sale Agreement, free and clear of any Adverse Claim;

          (d) any commingling of funds to which the Agent or any Purchaser is entitled under the Transaction Documents with any other funds;

          (e) any failure of a Lock-Box Bank to comply with the terms of the applicable Lock-Box Letter;

          (e) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable, or any other claim resulting from the sale or lease of goods or the rendering of services related to such Receivable or the furnishing or failure to furnish any such goods or services or other similar reason not arising from the financial ability of any Obligor to pay undisputed indebtedness;

          (f) any failure of the Originator, the Seller or any Affiliate of either thereof to perform its duties or obligations in accordance with the provisions of any Transaction Document to which such Person is a party;

          (g) any action taken by the Agent as attorney-in-fact for the Seller pursuant to Section 3.5(b) of the Sale Agreement;

          (h) any environmental liability claim, product liability claim or personal injury or property damage suit or other similar or related claim or action of whatever sort arising out of or in connection with any Receivable or any other suit, claim action of whatever sort relating to any of the Transaction Documents; or

          (i) any failure by the Seller to pay when due any Discount, fee or other amount (including, without limitation, Deemed Collections or other amounts owing under Section 1.5, and any amount owed under Article VI, of the Receivables Sale Agreement) owed pursuant to the Receivables Sale Agreement, the Pricing Letter or the Fee Letter.

     Section 1.2. Payments and Allocations. If any Beneficiary seeks compensation pursuant to this Article I, such Person shall deliver to the Originator and the Agent a certificate setting forth in reasonable detail the amount due to such Person, a description of the circumstance giving rise thereto and the basis of the calculations of such amount, which certificate shall be conclusive absent manifest error so long as such determinations and any allocations are made on a reasonable basis. The Originator shall pay to the Agent (for the account of such Person) such amount shown as due on any such certificate.

                                   ARTICLE II

                               EXTENT AND WAIVERS

     Section 2.1.  Indemnity  Absolute.  The  Originator  hereby agrees that the indemnities and payment obligations set forth in Article I hereof are enforceable by the Agent for the benefit of the Beneficiaries, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Beneficiaries with respect thereto or any misrepresentation, irregularity or other defect in any or all of the Transaction Documents or this Indemnity Agreement, or the invalidity or unenforceability thereof. The obligations of the Originator under this Indemnity Agreement constitute a present and continuing obligation, shall be absolute and unconditional, shall not be subject to any counterclaim, setoff, deduction or defense based upon any claim that the Originator or any Obligor may have against the Seller or any other Person and, shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected or impaired by, any thing, event, happening, matter, circumstance or condition whatsoever (whether or not the Originator shall have any knowledge or notice thereof or consent thereto). The liability of the Originator under this Indemnity Agreement shall be absolute, unconditional, present and continuing until all Investment and amounts payable by the Seller under the Transaction Documents have been indefeasibly paid in full and the Receivables Sale Agreement has terminated, irrespective of:

          (a) any attempt to collect from the Seller amounts due from the Seller under the Transaction Documents;

          (b) any lack of validity or enforceability of any or all of the Transaction Documents, or any provision thereof, or any other agreement or instrument relating thereto or any assignment or transfer of any of the foregoing or any failure or omission to enforce or agreement not to enforce, or the stay or enjoining by order of court, by operation of law or otherwise, of the exercise or nonexercise of any right, power, privilege or remedy under or with respect to the foregoing;

          (c) any amendment, or waiver, renewal, extension or release of or any consent to departure from or other action or inaction with respect to any or all of the Transaction Documents or any other agreement or instrument relating thereto;

          (d) any new conveyance of, or any exchange, release or nonperfection of, any collateral or security interest conveyed to any of the Beneficiaries in connection with the transactions contemplated by the Receivables Sale Agreement, acceptance by any of the Beneficiaries of partial payment from the Seller of its obligations under the Transaction Documents, or any release or amendment or waiver of or consent to departure from any guaranty or security for all or any of the Investment held, or obligations owed, under the Transaction Documents;

          (e) any merger or consolidation of the Seller into or wit any other Person, or any other change in the Seller whatsoever, or any sale, lease or transfer of any or all of the assets of the Seller to any other Person;

          (f) any sale, transfer or other disposition by the Originator of any stock of the Seller;

          (g) any bankruptcy, insolvency, reorganization, arrangement, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Seller, or any action taken with respect to any or all of the Transaction Documents, including this Indemnity Agreement, by any trustee or receiver, or by any court, in any such proceeding; or

          (h) any absence of any notice to, or knowledge by, the Originator of the existence or occurrence of any of the matters or events set forth in the foregoing subdivisions (a) through (g); or

          (i) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Originator from its obligations under the Transaction Documents, including the obligations of the Originator hereunder.

     Section 2.2. Waiver. The Originator hereby waives promptness, diligence, all setoffs, counterclaims, presentments, protests and notice of acceptance and any other notice with respect to any of its obligations hereunder and any requirement of the Beneficiaries (or any of them) to protect, secure, perfect or insure any security interest or lien or any property subject to the Receivables Sale Agreement or to exhaust any right or take any action against the Seller or any other Person or entity or any collateral. To the fullest extent permitted by applicable law, the Originator waives all principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Indemnity Agreement and any legal or equitable discharge of its obligations hereunder and the benefit of any statute of limitations affecting its liability hereunder or the enforcement hereof.

     Section 2.3. Subrogation. The Originator agrees that it shall not have any rights (direct or indirect) of subrogation, contribution, reimbursement, indemnification, or other rights of payment or recovery from the Seller for any payments made by the Originator hereunder until all Investment and amounts owing under the Transaction Documents have been indefeasibly paid in full and the Receivables Sale Agreement has terminated.

     Section 2.4. Reinstatement. The obligations of the Originator under this Indemnity Agreement shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment made by the Originator hereunder or by the Seller with respect to any coextensive obligations that it has under the Transaction Documents is rescinded or must otherwise be returned to any Person upon the insolvency, bankruptcy, arrangement, adjustment, composition, liquidation or reorganization of the Seller or any guarantor or for any other reason, all as though such payment had not been made or performance had not occurred, as applicable.


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     Section  3.1.   Representations   and  Warranties  of  the  Originator  The
Originator represents and warrants to the Agent and each other Beneficiary as follows:

          (a) Receivables Sale Agreement. Each representation and warranty with respect to it and the Receivables or collections set forth in the Receivables Sale Agreement is true and correct on the date hereof and on the date each Purchase is made under the Receivables Sale Agreement.

          (b) Licenses, Registrations, and Compliance with Laws. To the best of Originator's knowledge, each of Originator and its Subsidiaries has all permits, governmental licenses, registrations, and approvals material to carrying out its businesses as presently conducted and as required by law or the rules and regulations of any Governmental Authority having jurisdiction over Originator or its Subsidiaries. There is no material violation or material failure of compliance or allegation or notice of such violation or failure of compliance on the part of the Originator or any Subsidiary with any of the foregoing permits, licenses, registrations, approvals, rules or regulations.

          (c) Public Utility Holding Company Act. Originator is a wholly-owned direct subsidiary of IPALCO Enterprises, Inc. ("IPALCO"). IPALCO is a "holding company", as such term is defined in the Public Utility Holding Company Act ("PURCA"), and, by virtue of its relationship with IPALCO, Originator is a "subsidiary company" of a "holding company" within the meaning of PURCA, but IPALCO and its Subsidiaries are exempt from all provisions of PURCA and all rules thereunder, except Section 9(a)(2) thereof, by virtue of having duly filed with the Securities and Exchange Commission one or more exemption statements pursuant to Section 3(a)(l) of PURCA and pursuant to Rule 2 of the Securities and Exchange Commission and, to the best of Originator's knowledge, no proceedings to revoke or modify such exemption have been instituted or are pending. Neither Originator nor any Subsidiary is a "holding company" or, other than by virtue of its relationship with IPALCO as set forth in the two immediately preceding sentences, a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or of a "subsidiary company of a "holding company", within the meaning of PURCA.

     Section 3.2. Representations and Warranties of the Agent. The Agent represents and warrants on behalf of the Beneficiaries that it is entering into this Agreement based on the separate credit of the Originator and that. it does not expect the assets or liabilities of the Originator and the Seller to be substantively consolidated in any bankruptcy or similar proceeding.

                                   ARTICLE IV

                           COVENANTS OF THE ORIGINATOR

     Section 4.1. Affirmative Covenants. The Originator hereby covenants, undertakes and agrees that at all times from the date hereof, unless the Agent, with the consent of the Instructing Group, shall otherwise consent in writing:

          (a) Financial Reporting. The Originator shall provide the Seller with the annual and quarterly financial statements of the Originator and any certificate of a Designated Officer of the Originator required to be delivered by the Seller pursuant to Section 5.1(a) of the Receivables Sale Agreement and the Originator shall deliver such financial statements and certificates directly to the Agent and each Purchaser if the Seller fails to comply with its obligation to do so.

          (b) Notices. The Originator will notify the Agent in writing of any of the following immediately upon any officer of the Originator learning of the occurrence thereof, describing the same and, if applicable, the steps being taken by the Persons affected with respect thereto:

               (i) Potential Termination Events. The occurrence of any Potential Termination Event.

               (ii) Representations and Warranties. The failure of any representation or warranty made by the Originator in any Transaction Document to be true (when made or deemed made) in any material respect.

               (iii) Downgrading. The downgrading, withdrawal or suspension of any rating by any Applicable Rating Agency of any indebtedness of any Obligor with a Special Limit or of the Originator.

               (iv) Litigation. The institution of any litigation, arbitration proceeding or governmental proceeding that, if adversely determined, is reasonably likely to cause the representation in Section 4.1(g) of the Receivables Sale Agreement to be untrue.

               (v) Changes in Business. Any change in, or proposed change in, the character of the Originator's business that is reasonably likely to materially impair the collectibility of any material amount of the Receivables.

     Section 4.2. Receivables Sale Agreement Covenants. The Originator agrees to comply with each covenant the Seller agrees to cause the Originator to comply with pursuant to the terms of the Receivables Sale Agreement, as if such covenant were set forth in its entirety herein.

     Section 4.3. Credit Agreement Covenants. The Originator will observe and fully comply with all the terms and covenants presently set forth in Sections
5.1 and 5.2 of the Credit Agreement by and among the Originator, the various financial institutions party thereto, Bank One, Indianapolis, National Association, as Co-Agent, and ABN AMRO Bank N.Y., as Administrative Agent dated December 20, 1996 (as such document is currently in effect and without giving effect to any amendment or other modification thereto not expressly consented to by the Agent for purposes of the Agreement, the "Credit Agreement"), which terms and covenants, together with their related definitions, are hereby expressly incorporated into this Section 4.3, mutatis mutandis, in their present form by reference (such observance and compliance to be required whether or not said terms, covenants and definitions are hereafter amended, waived or terminated as though and regardless of whether any indebtedness incurred under the Credit Agreement remain outstanding and the Credit Agreement remains in effect), and the benefits of such terms and covenants shall run in favor of the Agent and the Purchasers; provided, however, that any provision in such terms and covenants for notice to or delivery of any certificate to the "Administrative Agent" or any "Bank" under such Credit Agreement shall be deemed to include a requirement for like notice or delivery to the Agent hereunder. Accordingly, for purposes of such incorporation herein, all references in Sections 5.1 and 5.2 of the Credit Agreement to (i) "Advance", (ii) "Bank", (iii) "Administrative Agent" and (iv) "Borrower" shall be deemed references to (i) Purchase, (ii) Purchaser, (iii) Agent and (iv) Originator.

                                    ARTICLE V

                                  MISCELLANEOUS

     Section 5.1. No Waiver; Remedies. No failure or delay on the part of the Agent for the benefit of the Beneficiaries in exercising any power, right or remedy under this Indemnity Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy. The rights and remedies provided in this Indemnity Agreement are cumulative and nonexclusive of any rights or remedies provided by law. Any waiver of this Indemnity Agreement shall be effective only in the specific instance and for the specific purpose for which given.

     Section 5.2. Amendments, etc. No amendment, supplement, modification or waiver of any provision of this Indemnity Agreement nor consent to any departure by the Originator therefrom shall in any event be effective unless the same shall be in writing and signed by the Originator and the Agent and consented to by the Instructing Group and, with respect to Article I hereof, all of the Liquidity Providers. Any amendment, supplement, modification or waiver of this Indemnity Agreement entered into in accordance with this Section 5.2 shall apply to each of the Beneficiaries equally and shall be binding upon the Originator, each Beneficiary and the Agent.

     Section 5.3. Waiver of Confidentiality. The Originator hereby consents to the disclosure of any nonpublic information relating to the Originator or the Transaction Documents obtain in connection with the transactions contemplated by the Transaction Documents among the Agent and the Purchasers and by the Agent or the Purchasers to (i) any officers, directors, members, managers, employees or outside accountants, auditors or attorneys thereof, (ii) any prospective or actual assignee or participant, (iii) any rating agency, surety, guarantor or credit or liquidity enhancer to the Agent or any Purchaser, (iv) any entity organized to purchase, or make loans secured by, financial assets for which ABN AMRO provides managerial services or acts as an administrative agent, (v) Windmill's administrator, management company, referral agents, issuing agents or depositaries or CP Dealers and (vi) Governmental Authorities with appropriate jurisdiction, in each case only to the extent necessary in connection with the services provided by, or the requirements of, such Person. The Originator does not consent to any other disclosure of such nonpublic information.

     Section 5.4. Confidentiality of Agreement. The Originator agrees it will not disclose without the prior written consent of the Agent the contents of any Transaction Document, or any other confidential or proprietary information furnished by the Agent or any Purchaser, to any Person other than to its officers, directors, members, managers, employees, outside accountants, auditors, attorneys or financial advisors or as required by applicable law or Governmental Authorities with appropriate jurisdiction.

     Section 5.5. Agreement Not to Petition. The Originator agrees, for the benefit of the holders of the privately or publicly placed indebtedness for borrowed money of Windmill, not, prior to the date which is one (1) year and one
(1) day after the payment in full of all such indebtedness, to acquiesce, petition or otherwise, directly or indirectly, invoke, or cause Windmill to invoke, the process of any Governmental Authority for the purpose of (a) commencing or sustaining a case against Windmill under any federal or state bankruptcy, insolvency or similar law (including the Federal Bankruptcy Code),
(b) appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official for Windmill, or any substantial part of its property, or (c) ordering the winding up or liquidation of the affairs of Windmill.

     Section 5.6. Excess Funds. Other than amounts payable under Section 9.4 of the Receivables Sale Agreement, Windmill shall be required to make payment of the amounts required to be paid pursuant to any Transaction Document only if Windmill has Excess Funds (as defined below). If Windmill does not have Excess Funds, the excess of the amount due under any Transaction Document (other than pursuant to such Section 9.4) over the amount paid shall not constitute a "claim" (as defined in Section 101(5) of the Federal Bankruptcy Code) against Windmill until such time as Windmill has Excess Funds. If Windmill does not have sufficient Excess Funds to make any payment due under any Transaction Document (other than pursuant to such Section 9.4), then Windmill may pay a lesser amount and make additional payments that in the aggregate equal the amount of deficiency as soon as possible thereafter. The term "Excess Funds" means the excess of (a) the aggregate projected value of Windmill's assets and other property (including cash and cash equivalents), over (b) the sum of (i) the sum of all scheduled payments of principal, interest and other amounts payable on publicly or privately placed indebtedness of Windmill for borrowed money, plus
(ii) the sum of all other liabilities, indebtedness and other obligations of Windmill for borrowed money or owed to any credit or liquidity provider, together with all unpaid interest then accrued thereon, plus (iii) all taxes payable by Windmill to the Internal Revenue Service, plus (iv) all other indebtedness, liabilities and obligations of Windmill then due and payable, but the amount of any liability, indebtedness or obligation of Windmill shall not exceed the projected value of the assets to which recourse for such liability, indebtedness or obligation is limited. Excess Funds shall be calculated once each Business Day.

     Section 5.7. No Recourse. The obligations of Windmill, its management company, its administrator and its referral agents (each a "Program Administrator") under any Transaction Document or other document (each, a "Program Document") to which a Program Administrator is a party are solely the corporate obligations of such Program Administrator and no recourse shall be had for such obligations against any Affiliate, director, officer, member, manager, employee, attorney or agent of any Program Administrator.

     Section 5.8. Limitation of Liability. No Person shall make a claim against the Agent or any Purchaser (or their respective Affiliates, directors, officers, members, managers, employees, attorneys or agents) for any special, indirect, consequential or punitive damages under any claim for breach of contract or other theory of liability in connection with the Transaction Documents or the transactions contemplated thereby, and the Originator (for itself and all other Persons claiming by or through it) hereby waives any claim for any such damages.

     Section 5.9. Notices. Unless otherwise specified, all notices and other communications hereunder shall be in writing (including by telecopier or other facsimile communication), given to the appropriate Person at its address or telecopy number set forth on the signature pages hereof or at such other address or telecopy number as such Person may specify, and effective when received at the address or number specified by such Person. The number of days for any advance notice required hereunder may be waived (orally or in writing) by the Person receiving such notice and, in the case of notices to the Agent, the consent of each Person to which the Agent is required to forward such notice.

     Section 5.10. Governing Law; Submission to Jurisdiction; Integration. This Indemnity Agreement shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of Illinois. The Originator hereby submits to the nonexclusive jurisdiction of the United States District Court for the Northern District of Illinois and of any Illinois state court sitting in Chicago for purposes of all legal proceedings arising out of or relating to this Indemnity Agreement or the transactions contemplated hereby. The Originator hereby irrevocably waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Nothing in this Section 5.10 shall affect the right of the Agent or any Beneficiary to bring any action or proceeding against the Originator or its property in the courts of other jurisdictions. This Indemnity Agreement contains the final and complete `integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings.

     Section 5.11. Severability; Counterparts. This Indemnity Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Any provisions of this Indemnity Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 5.12. Assignment. This Indemnity Agreement shall be binding upon the Originator, its successors and assigns, and inure to the benefit of and be enforceable by the Agent for the benefit of the Beneficiaries and their respective successors and assigns; provided, however, that the obligations of the Originator hereunder may not be assigned, transferred or delegated without the prior written consent of the Agent and the Instructing Group and any such purported assignment, transfer or delegation absent such consent shall be void.

     Section 5.13. Survival of Warranties. All agreements, representations and warranties made herein shall survive the execution and delivery of this Indemnity Agreement, any investigation at any time made by the Agent or the Beneficiaries or on their behalf, and the execution and delivery of each of the Transaction Documents. The rights and remedies of the Agent on behalf of each Beneficiary with respect to the representations and warranties made herein and the indemnification provisions hereof shall be continuing and shall survive any termination of the Receivables Sale Agreement or any of the other Transaction Documents.

     Section 5.14. Further Assurances. At any time or from time to time upon the request of the Agent, the Originator shall execute and deliver such further documents and do such other acts and things as the Agent may reasonably request in order to effect fully the purposes of this Indemnity Agreement.

     Section 5.15. Headings. Article and Section headings used herein are for convenience and reference only, are not part of this Indemnity Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Indemnity Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Indemnity Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                   ABN AMRO BANK N.V., as Agent


                                   By: /s/ Mary C. Casey
                                       ------------------------------------
                                   Title: Vice President
                                         ----------------------------------

                                   By: /s/ Robert C. Smolka
                                       ------------------------------------
                                   Title: Group Vice President
                                         ----------------------------------
                                   Address:  Structured Finance, Asset
                                              Securitization
                                             Suite 725
                                             135 South LaSalle Street
                                             Chicago, Illinois 60603
                                             Attention:  Purchaser Agent-
                                              Windmill
                                   Telephone: (312) 904-6263
                                   Telecopy:  (312) 904-6376


                                   INDIANAPOLIS POWER & LIGHT COMPANY

                                   By: /s/ John R. Brehm
                                      -------------------------------------
                                   Title: Sr. V.P. Finance and Information
                                             Services
                                         ----------------------------------
                                   Address:  One Monument Circle
                                             Indianapolis, Indiana 46204
                                   Telephone:  (317) 261-8995
                                   Telecopy:   (317) 630-5763